Exhibit 10.48

FIRST AMENDMENT TO THE 2010 AMENDED AND RESTATED SERVICING AGREEMENT

THIS AMENDMENT (“Amendment”) is made the 21st day of December, 2011 to that certain 2010 Amended and Restated Servicing Agreement (“Agreement”) by and between AUTO LENDERS LIQUIDIATION CENTER, INC., (“Auto Lenders”) a New Jersey Corporation AND BOSTON SERVICE COMPANY, INC., doing business as HANN FINANCIAL SERVICE CORP. (“Hann”), a New Jersey corporation, SUSQUEHANNA AUTO LEASE EXCHANGE, LLC ( a Delaware limited liability company (“SALE”), and SALE NYC, LLC, a Delaware limited liability company (“SALE NYC”), (collectively referred to as the “Guaranteed Parties”).

BACKGROUND

Auto Lenders and the Guaranteed parties wish to amend the Amended and Restated Servicing Agreement by changing language in the 2010 Amended and Restated Servicing Agreement by inserting additional language to Paragraph 4 – Delivery & Reconditioning of Vehicles, inserting the agreed upon Guarantee Fee for calendar year 2014 within Paragraph 9D and incorporating the internal memorandum dated 11/7/11, which sets forth the formula utilized in establishing future servicing fees paid to Auto Lenders (a copy of which is attached hereto).

Change to the 2010 Amended and Restated Servicing Agreement

Amendment to Paragraph 4 – Delivery and Reconditioning of Vehicles

The paragraph will limit the amount of reimbursed expense by the Guaranteed Parties to Auto Lenders covering the period of 01/01/14 through 12/31/14 to $450,000 per month.

Amendment to Paragraph 9 – Consideration

This Paragraph shall be amended as it pertains to the Guarantee Fees found under Paragraph D in which the agreed upon Guarantee Fee for the calendar year 2014 will appear as follows:

The Guarantee Fee will be $250,000 per month for the period 01/01/14 through 12/31/14.

IN WITNESS WHEREOF, Auto Lenders and the Guaranteed Parties have caused this First Amendment to the 2010 Amended and Restated Servicing Agreement to be executed by their duly authorized corporate officers and their corporate seals to be affixed hereto the day and year written beneath their signatures below; each intending this Amendment shall become effective on the date first written above.

AUTO LENDERS LIQUIDIATION CENTER, INC.

Attest:	/s/ Jason Markus	By:	/s/ Michael Wimmer
[Assistant] Secretary		Title:	Pres – CEO

(Corp. Seal)		Dated:	12-29-11

BOSTON SERVICE COMPANY, INC., t/a
HANN FINANCIAL SERVICE CORP.

Attest:	/s/ Laura E. Fields	By:	/s/ Charles A. Dovico
[Assistant Secretary]		Title:	President & CEO

(Corp. Seal)		Dated:	12/29/11

FIRST AMENDMENT TO THE 2010 AMENDED AND RESTATED SERVICING AGREEMENT

Page 2 – 12/21/2011

SUSQUEHANNA AUTO LEASE EXCHANGE, LLC

Attest:	/s/ Laura E. Fields	By:	/s/ Charles A. Dovico
[Assistant] Secretary		Title:	President

(Corp. Seal)		Dated:	12/29/11

SALE NYC, LLC

Attest:	/s/ Laura E. Fields	By:	/s/ Charles A. Dovico
[Assistant] Secretary		Title:	President

(Corp. Seal)		Dated:	12/29/11